Lender Presentation April 2014 Exhibit 99.1

Disclaimer

Forward-Looking Statement
Certain statements made in this presentation, as well as information included in oral statements or other written statements made, or to be made, by our management, contain, or will contain, disclosures that are “forward-looking statements” within the meaning of the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “may,” “will,” “expect,” “believe,” “intend,” “plan,” “estimate,” “project,” “continue,” “should” and other comparable terms. These forward-looking statements are based on the current plans and expectations of our management and are subject to a number of risks and uncertainties, which could significantly affect our current plans and expectations and future financial condition and results and there can be no assurance that the plan or expectation will be achieved or accomplished. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned against relying on such forward-looking statements when evaluating the information contained in this presentation or included in oral statements or other written statements.
Presentation of Non-GAAP Information
The presentation also contains certain financial measures. The SEC has issued rules to regulate the use in filings with the SEC of “non-GAAP financial measures,” such as EBITDA and adjusted EBITDA, that are derived on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States, or GAAP. Our management relies on EBITDA and adjusted EBITDA as the primary measures to review and assess the operating performance of our facilities and their management teams. We believe it is useful to investors to provide disclosures of our operating results on the same basis as that used by management. Management and investors also review EBITDA and adjusted EBITDA to evaluate our overall performance and to compare our current operating results with corresponding periods and with other companies in the health care industry. EBITDA and adjusted
EBITDA should not be considered in isolation or as a substitute for GAAP financial measures. Because EBITDA and adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, they may not be comparable as presented to other similarly titled measures of other companies.

Presenters 3 Michael Wiechart President & Chief Executive Officer James Brett Bank of America Merrill Lynch Denise Wilder Warren EVP and Chief Financial Officer

4 Executive Summary

($ in millions)
As of Pro Forma
1Q14 Adj. 1Q14 Leverage
Cash and Cash Equivalents $11.4 $4.6 $16.0
New Revolver -                  -          -
Muskogee, M6 and Athena Leases 53.4             (39.9)     13.5
Muskogee Promissory Note 3.4               (3.4)       -
New First Lien Term Loan -                  425.0     425.0
Total First Lien Debt $56.8 $438.5 4.75x
New Second Lien Term Loan -                  160.0     160.0
Total Senior Secured Debt
$56.8 $598.5 6.48x
9.250% Senior Notes 500.0           (500.0)    -
Total Debt
$556.8 $598.5 6.48x
Total Net Debt
$545.4 $582.5 6.30x
Financial Statistics as of 3/31/14:
LTM Adjusted EBITDA $92.4 $92.4
Executive Summary
Transaction Overview

Capella Healthcare, Inc. (“Capella”) is pursuing a transaction to purchase the MCH Capital Lease, payoff the MCH
Promissory Note and refinance the existing Senior Notes due 2017
The transaction will provide Capella with an overall maturity extension, prepayable debt and substantial interest savings
The contemplated transaction consists of a $100 million ABL Revolver, a $425 million First Lien Term Loan, and a
$160 million Second Lien Term Loan
Note: All 1Q14 results are unaudited.
(1) Assumes the call price of 104.625% of par on 7/1/14.
($ in millions)
Sources Amount %
New Term Loan B $425.0 73%
New Second Lien Term Loan 160.0 27%
Total Sources $585.0 100%
Uses Amount %
Refinance Existing Senior Notes $500.0 85%
Muskogee Lease Buyout 39.9 7%
Muskogee Promissory Note Pay Off 3.4 1%
Estimated Call Premium
(1)
23.1 4%
Estimated Fees, Expenses and OID 14.0 2%
Cash To Balance Sheet 4.6 1%
Total Uses $585.0 100%

New Financing
$100 mm ABL RC
$425 mm First Lien TL
$160 mm Second Lien TL
(100%)
Common Stock – 729.5M shares
(85.0%)
(90.3%)
Capital
Medical
Center (WA)*
5 wholly-owned domestic subsidiaries:
St. Mary’s Regional Medical Center (AR)
Mineral Area Regional Medical Center (MO)
EASTAR Health System (OK)
Southwestern Medical Center (OK)
Willamette Valley Medical Center (OR)
Auriga Insurance Group
= Borrower: pledge of all owned stock, intercompany notes and other assets (including mortgages)
= Guarantor: pledge of all owned stock, intercompany notes and other assets (including mortgages)
= Non-Guarantor Joint Venture: pledge of all stock, GP and LP interests held by Capella and pledge of all secured intercompany notes owing to Capella
(100%)
Capella Healthcare Inc.
(DE)
Common Stock – 128.7M shares
(15.0%)
(100%)
Executive Summary
Legal Structure

River Park
Hospital (TN)*
(93.5%)
GTCR
Capella
Management
Capella Holdings, Inc.
(DE)
(58.0%)
Cannon
County (TN)*
National Park
Medical Center
(AR)*
Highlands Medical
Center (TN)*
(81.2%)
(95.3%)
* St. Thomas owns a 6.49% stake in Highlands Medical Center, River Park Hospital, and Cannon County. The remainder of minority interest is physician-owned.

Executive Summary
Key Investment Highlights

Diversified Portfolio
of Well Positioned
Assets
Capitalize on
Identified and
Actionable Growth
Strategies
Geographically
Positioned to
Capitalize on Network
/ Affiliation
Opportunities
Meaningful Upside
from Healthcare
Reform
Significant Resources
Dedicated to Patient
Care Excellence
Consistent Operating
Performance
Strong Credit and
Liquidity Profile

8 Capella Overview

Company Overview
Unique & Diversified Portfolio of Assets in Strong Geographic Markets

Well Capitalized Portfolio | Limited CapEx Needs | Future CapEx for Revenue-Generating, Targeted Growth Initiatives
Arkansas
2 hospitals
336 beds
Washington
1 hospital
110 beds
Oklahoma
2 hospitals (4 hospital campuses)
519 beds
Missouri
1 hospital
135 beds
Tennessee
4 hospitals
316 beds
Oregon
1 hospital
88 beds
States with Capella Presence
Capella Facilities
Source: Company website, Public Filings.
2013 Payor Mix by Net Revenue
(ex. Bad Debt)
Beds by Geography 2013 Net Revenue by Geography
12%
38%
14%
36%
Medicare
Medicaid
Managed
Care &
Other
Self Pay
22%
9%
35%
6%
21%
7%
AR
MO
OK
OR
TN
WA
AR
MO
OK
OR
TN
WA
28%
6%
26%
13%
12%
15%

Company Overview
Strategic Timeline of Events: Building & Shaping an Attractive Portfolio

December 2006:
Acquired Middle
Tenn. Surgical Care
(River Park Hospital
(TN))
November 2005:
Acquired Facilities
(GTCR Investment:
$70mm)
April 2007:
Leased Muskogee
Regional Medical
Center (EASTAR
Health System,
OK) (GTCR
Investment:
$36mm )
July 2009:
Divested
Woodland
Medical Center
(AL)
February
2008:
Acquired Facilities from
Community Health Systems (CYH) (GTCR
Investment: $102mm)
December
2011:
Divested
Parkway
Medical
Center (AL)
July 2011:
Partnered with
Cannon County
Hospitals
November 2007:
Acquired Providence MRI
Associates and
Providence Radiological
Services (EASTAR Health
System (OK))
March 2012:
Divested
Hartselle
Medical
Center (AL)
July
2012:
Acquired
Muskogee Community
Hospital through long-
term lease to expand
presence in
Northeastern OK
March 2012:
Acquired
Muskogee RT
Associates
(OK)
May
2012:
Partnered
with Saint Thomas
Health  (Ascension)
resulting in joint
ownership and
operation of the
Company’s four Middle
TN hospitals including
River Park Hospital,
Highlands Medical
Center, DeKalb
Community Hospital,
and Stones River
Hospital
December 2012:
Divested
Jacksonville
Medical Center (AL)
December 2012:
Acquired Southwest
Imaging Center
(OK) and
Raindancer (DIC)
(OK)
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
March 2014:
Divested
Grandview
Medical
Center (TN)
May 2005:
GTCR Initial
Commitment:
$200mm
• Southwestern
Medical Center
(OK)
• Grandview
Medical Center
(TN)
• River Park
Hospital (TN)
• Capital Medical
Center (WA)
from HCA
• National Park Medical Center (AR)
• St. Mary's Regional Medical Center (AR)
• Mineral Area Regional Medical Center
(MO)
• White County Community Hospital (TN)
(Highlands Medical Center)
• Willamette Valley Medical Center (OR)
• Hartselle Medical Center (AL)
• Jacksonville Medical Center (AL)
• Parkway Medical Center (AL)
• Woodland Medical Center (AL)
• DeKalb
Community
Hospital (TN)
• Stones River
Hospital (TN)

Source: Company website.
Company Overview
Consolidated Facilities Summary
Name City State # of Beds
Capital Medical Center Olympia WA 110
Willamette Valley Medical Center McMinnville OR 88
Southwestern Medical Center Lawton OK 199
EASTAR Health System Muskogee OK 320
St. Mary’s Regional Medical Center Russellville AR 170
National Park Medical Center Hot Springs AR 166
Highlands Medical Center Sparta TN 60
Stones River Hospital Woodbury TN 60
River Park Hospital McMinnville TN 125
DeKalb Community Hospital Smithville TN 71
Mineral Area Regional Medical Center Farmington MO 135
Total 1,504

Source: Company website.
Michael Wiechart
President,
Chief Executive Officer
26+ years
Tom Anderson
Vice Chair
39+ years
Quality
Development
Operations
Finance
Administrative
Open
EVP, Chief Medical Officer
Andy Slusser
EVP, Acquisitions & Development
32+ years
Michael Wiechart
President & Chief Executive
Officer
26+ years
Denise Warren
EVP, Chief Financial Officer
29+ years
Neil Kunkel
EVP, Chief Legal &
Administrative Officer
21+ years
Average 30
Years of
Experience
Company Overview
Proven & Experienced Leadership Team
Dan Slipkovich
Executive Chair
33+ years

Hospital
Management
Teams
Local
Physician
Leadership
Groups

Patient Care
Excellence
Begins in our
Communities
Boards of
Trustees &
Community
Leaders
Participation
in our
National
Leadership
Meetings
National
Physician
Leadership
Group / Physician
Advisory
Group
“O”
Leadership
Council
Company Overview
Foundation of Patient Care Excellence

Company Overview
Physician Engagement

5 Whole Hospital
1 ASC
5 Whole Hospital
1 ASC
Physician JVs
Physician JVs
More than
800 with active
admitting privileges
More than
800 with active
admitting privileges
Affiliate
Affiliate
Physician
Leadership
Physician
Leadership
CMO
NPLG
CMO
NPLG
LPLG
PAG
LPLG
PAG
National Park
Medical Center 166 4.7% May 2006
(Hot Springs, AR)
Capital Medical
Center 110 9.8% June 2007
(Olympia, WA)
Highlands Medical
Center 60 12.3% August 2009
(Sparta, TN)
DeKalb Community
Hospital 71 35.5% July 2011
(Smithville, TN)
Stones River
Hospital 60 35.5% July 2011
(Woodbury, TN)
Hospital
(City, State) Beds %JV Year of JV

15 Company Overview Physician Engagement Employed Physicians Recruitment Mix 2009 2010 2011 2012 2013 120 133 143 132 145 2009 2010 2011 2012 2013 14 Target 62 51 31 37 41 40 PC, 36% Spclsts, 64%

16 Portfolio Overview

17 Capital Medical Center

Capital Medical Center
Olympia, WA

Market - Key Demographics (2010)
(1)
Acquired in December of 2005
JV Hospital with physician ownership at 9.75%
History & Overview
Key Awards
&
Accreditations
Location
Size
History
110 bed hospital
70 active physicians
Located approximately 65 miles south of Seattle
Closest competitor, Providence St. Peter Hospital is ~7 miles away
Blue Distinction “Total Value Designation” for knee/hip and spine surgery
#1 in WA for Medical Excellence for Orthopedic Care, Major
Neurosurgery
Top 10% in WA for General Surgery
‘10-’15
CAGR
(1) US Census.
Positioning
Overall #2 player behind local NFP
Strong state-wide reputation for quality
Strength in advanced surgical services
Newer service offerings of expanded Diagnostic Imaging Center, wound care/hyperbarics, cardiac cath lab
Highly supportive and engaged medical staff
Tertiary partner linkage with University of Washington
Cap-X focus: (ICU, OR, nurse call system)
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
>65 Female 15 - 44
-
<= 138 FPL % Uninsured PSA CAGR
Cty or PSA US Avg

19 Willamette Valley Medical Center

Willamette Valley Medical Center
McMinnville, OR

Acquired in February 2008
Major renovations  in 2007 ($35mm-$40mm)
Key Awards
&
Accreditations
Location
Size
History
88 bed hospital
99 active physicians
~34 miles from Portland
Closest competitor, Providence Newberg is ~15 miles away
Certification and Gold Seal of Approval by The Joint Commission
for knee and hip replacement
5-Star rated by HealthGrades
Market - Key Demographics (2010)
(1) History & Overview
(1) US Census.
Positioning
Geographically isolated; strong community support
Strength in all key services; cohesive physician base with strong reputation for quality
Very attractive, well capitalized facility
$35mm-$40mm renovation in late 2007/2008
Manage additional 7,000 commercial lives under the Willamette
Valley Health Solution ACO (separate from YCCO)
Manage additional 3,300 lives under Medicaid through regional
YCCO initiative
One of Nation’s 100 “strongest hospitals”  (iVantage Health)

21 Southwestern Medical Center

Southwestern Medical Center
Lawton, OK

Key Awards
&
Accreditations
Location
Size
History
Acquired in December 2005
2 campuses
199 total beds
85 active physicians
Located  approximately 75 miles SW of Oklahoma City
Closest competitor, Comanche County Memorial Hospital  is
~3 miles away
Becker’s Hospital Review’s Top 100 “Greatest Places to Work in
HC”
First Hospital in OK to receive TJC Stroke Certification
Only Sleep Services program in South West OK to be AASM
accredited
Market - Key Demographics (2010)
(1) History & Overview
(1) US Census.
Positioning
# 2 player behind local NFP
Well positioned in targeted service lines that align with
demographics
Behavioral Health, Obstetrics and Neuro-surgery
Significantly expanded outpatient presence with recent in-market acquisitions of ASC and two diagnostic imaging centers
Building new ASC; will convert to HOPD
-10.0%
-5.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
>65 Female 15 - 44 <= 138 FPL % Uninsured PSA CAGR
Cty or PSA
US Avg
0.0%
‘10-’15
CAGR

23 EASTAR Health System

EASTAR Health System
Muskogee, OK

Key Awards
&
Accreditations
Location
Size
History
320 bed hospital; located on two campuses ~3 miles apart
98 active physicians
Located approximately 50 miles from Tulsa
Strongest competitor, Tahlequah, is ~29 miles away
Full 3-year accreditation from Commission on Cancer
HealthStream “Excellence Through Insight” award – most
improved physician satisfaction
Part of OSU’s Community Hospital Rotation for high quality
student training
Muskogee Regional acquired in 2007 via long term lease
MCH acquired in 2012; merged with MRMC to become EASTAR
Market - Key Demographics (2010)
(1) History & Overview
(1) US Census.
Positioning
Clear # 1 market player; sole community provider in PSA with deep penetration into SSA
Market leader in cancer care with April 2012 acquisition of
competing Artesian Cancer Center as well as Novalis Tx Radiation
Oncology platform and CT simulator
East Campus Focus: women’s health, elective surgery, Dx Imaging, wound care & sleep center
Re-launch of bariatric services from East Campus
Expand neonatology services to support 28+ week babies
Renovate former women’s unit and consolidate ICU services; add step down unit in former ICU space to support resource
management initiatives

25 St. Mary's Regional Medical Center

St. Mary's Regional Medical Center
Russellville, AR

Acquired in 2008
Key Awards
&
Accreditations
Location
Size
History
170 beds
53 active physicians; 40 physicians in affiliated Millard Henry Clinic
Located approximately 70 miles NW of Little Rock
Strongest competitor, Conway Regional, is ~47 miles away
Leapfrog “A” safety Rating
#1 in AR, Top 100 for Women’s Health
HealthStream “Excellence Through Insight” award –physician
satisfaction
Market - Key Demographics (2010)
(1) History & Overview
(1) US Census.
Positioning
Clear #1 player in the market; only full-service facility within 35 miles
Affiliated Millard Henry Clinic is a large, multi-specialty group poised to expand in new adjacent MOB
High quality, regional women’s health provider
Recent expansion in cardiology (2nd cath lab); cancer care (new
IMRT) and growing adult psych services

27 National Park Medical Center

National Park Medical Center
Hot Springs, AR

Key Awards
&
Accreditations
Location
Size
History
Built a new main facility in 1985
Joint venture with physicians; 4.7% physician ownership
166 beds
127 active physicians
Located approximately 50 miles SW of Little Rock
Closest competitor, Mercy Hospital Hot Springs, is ~5 miles away
HealthStream “Excellence Through Insight” award, most improved
OP satisfaction
2011 AR Medicaid Inpatient Quality Incentive
3 time winner of STAR Award for best overall performance
Market - Key Demographics (2010)
(1) History & Overview
(1) US Census.
Positioning
# 2 player behind Mercy Hospital Hot Springs
Physician JV (4.7%)
Adjacent land purchase to expand facility footprint
Recent inclusion in large Employer Health Coalition, which
expands access to commercial lives
Exceptional employee, physician and patient satisfaction results

29 Tennessee Facilities

Geographic Location
Tennessee Facilities
Ascension-Capella Joint Venture

Timeline-Milestones
Ascension-Capella  JV Facilities
Ascension Facilities
December 2005: Acquired River Park Hospital
March 2008: Acquired Highlands Medical Center
Aug 2009: Initial JV with Highlands Physicians (88%/12%)
July 2011:
Acquired Cannon County LLC via contribution
agreements
Highlands Physician Investors “re-up” via contribution of
ownership interests to form UCHI
Jan 2012: UCHI secondary offering adds 8 physicians
May 2012: Ascension – Capella JV; including River Park
Hospital
Key Provisions
Capella Managing Member
Saint Thomas – contributed brand, in-market ancillaries,
physician staffing, service development
60 county exclusive development
Physician 5-year non-competes
Ethical & Religious Directives compliant; charity policy
Capella Hospitals Tier 1 Mission Point ACO members
Reciprocal Change in Control rights

Ascension-Capella Joint Venture 31 Saint Thomas- Capella LLC UCHI LLC (Physicians) ~23.3% ~76.7% 100% STHe-Capella Partnership Capella-UCHI Partnership

Highlands Medical Center (Sparta, Tennessee)

Demographics
2011A Adj. Admits
Over 500
76 to 150
351 to 500
25 to 75
151 to 350
Below 25
Competition
Capella Facility
Overview
Population 2010: 25,841
Pop. Growth '10-'15: 5.3%
Median Income 2010: $35,345
Positioning
Established primary care base
Strong Geropsych program
Competing for SSA market share
Opportunity to acquire in-market ancillary
services
Stones River Hospital (Woodbury, Tennessee) Demographics
2011A Adj. Admits
Over 500
76 to 150
351 to 500
25 to 75
151 to 350
Below 25
Competition
Capella Facility
Overview
Population 2010: 2,680
Pop. Growth '10-'15: 1.3%
Median Income 2010: $55,144
Positioning
Sole community provider
Good working relationship with other UCHI
hospitals
Growing Geropsych program
60 beds
Highlands JV Ownership: 81.23%
Chief Quality Officer selected as presenter
for CRIMSON Clinical Advantage educational
program
60 beds
Stones River JV Ownership: 58.01%
Joint Commission’s “Gold Seal of Approval”
Tennessee Facilities

River Park Hospital (McMinnville, Tennessee)

Demographics
125 beds
River Park JV Ownership: 93.51%
Chest Pain Center accredited Emergency
Department
“Stroke Ready” affiliation, part of Saint
Thomas Stroke Network
2011A Adj. Admits
Over 500
76 to 150
351 to 500
25 to 75
151 to 350
Below 25
Competition
Capella Facility
Overview
Population 2010: 36,473
Pop. Growth '10-'15: 1.7%
Median Income 2010: $37,620
Positioning
Attractive physical plant
Strong ED volumes
24/7 general surgery coverage
DeKalb Community Hospital (Smithville, Tennessee) Demographics
2011A Adj. Admits
Over 500
76 to 150
351 to 500
25 to 75
151 to 350
Below 25
Competition
Capella Facility
Overview
Population 2010: 4,530
Pop. Growth '10-'15: (0.5%)
Median Income 2010: $59,455
Positioning
Sole community provider
Good working relationship with other UCHI
hospitals
71 beds
DeKalb JV Ownership: 58.01%
“Stroke Ready” affiliation, part of Saint
Thomas Stroke Network
“Most Improved” ED Patient Satisfaction
(HealthStream)
Tennessee Facilities

34 Mineral Area Regional Medical Center

Demographics
Overview
Population 2010: 65,359
Pop. Growth '10-'15: 5.0%
Median Income 2010: $38,589
Positioning
Strong local management team
Psych unit is a market differentiator
Potential for a tertiary partnership
Potential to sell MOBs
Primary Service Area
Mineral Area Regional Medical Center
Farmington, MO
135 beds
Leapfrog “A” Safety Rating, 1 of 16 in MO
HealthStream “Excellence Through Insight”
award
First hospital in MO to add Airstrip
OB technology
2011A Adj. Admits
Over 500
76 to 150
351 to 500
25 to 75
151 to 350
Below 25
Competition
Capella Facility

Auriga Insurance Group

Formed in March 2009 to write medical malpractice
and general liability insurance for Capella hospitals,
employed physicians, physician extenders and nurses
Under terms of coverage, Capella pays the first
$250,000 of each and every claim, Auriga then steps in
and pays the next $4,750,000 per claim up to an
aggregate of $14,250,000
Auriga buys its first level of re-insurance
($20mm) from the Lloyds of London Syndicate;
its second level of re-insurance ($30mm) from
the Bermuda market; and its third level
($10mm) also from the Bermuda market
Domiciled in Grand Cayman, where the majority of
healthcare captives and domiciled, and managed by
AON Insurance Managers - Cayman
Scribner Hall provided tax opinion – 953d election take
(US taxpayer)
Honigman Miller selected as captive Counsel
Ernst & Young selected as original auditors - change
made to PKF Cayman for 2013 audit due to fee and
simplicity
AON alternative risk provides actuarial reports twice a
year
Vanguard Funds manage investment portfolio
Employee medical stop loss added in late 2009
No lazers
Policy provides unlimited coverage in excess of
a $350,000 deductible
Capella Program Snapshot 2014 Auriga Insurance Group

37 Financial Overview

2013 Financial & Operational Highlights

Terminated APA for Mercy Hospital Hot Springs
Purchased land for expansion of National Park – Plan B Implementation
Strategic portfolio management:
Exited Alabama market at end of 12/31/12
Signed LOI for one facility – Grandview transaction closed February 28, 2014
Met Meaningful Use Requirements for Stage 1 – Progressing to Stage 2
Completed EASTAR East Campus Women’s Facility & Ambulatory Project
Healthcare Reform – Prepared facilities for enrollment and negotiated new
Exchange Contracts for each facility
Implemented physician training for Two Midnight Rule (on-going process)
Implemented training for ICD-10 (on-going process)
Began construction of new ASC on Southwestern Medical Center campus
Helped organize and lead Coordinated Care Organization in Oregon

2013 Financial Highlights
Excludes SHOPP and MRF items

Adj Net Revenue growth of $22.2m or 3.2% excluding one-time charge for change in estimate related to the allowance for doubtful accounts
Growth in orthopedic and cardiac services lines
Adj EBITDA decline from $96.8m to $95.0m or -1.9%
Ramp-up EASTAR East Campus; Two Midnight Rule (-$1.2m); Sequestration
(-$4.6m); SSI% updates (-$1.4m); one time training costs for Meditech 6.0 installations (-$1.7m)
Uncompensated care challenges - growth in self pay revenues as well as in high deductible and co-pay plans; from 21.8% to 23.3% of Adj NR or up $21.0m
Consolidated admissions decline of 3.7%, adjusted admissions -1.7%
Strongest volume indicators in peer class
Surgical Volumes best in peer class
IP Surgeries down 2.4%; OP Surgeries up 3.6%
ER visits down 0.6% or -1,268; ER self-pay visits up 3.6% or 1,589

Q1 2014 Preliminary Financial and Operational Highlights
All Numbers Compared to Q1 2013

Net Revenue growth of $2.1 million
Adj. EBITDA contraction of $2.5m
Sequestration (-$1.5m); 2 Midnight Rule (-$1.0)
Admissions decline of 672 or 6.1%
One-day stay decline of 372 or 16.4%
Observation visits up 409 or 11.9%
Adj. Admissions decline of 3.8%
ER visits were down 4.6% … 82% of the decline was in self-pay
Grand opening of the Millard-Henry Clinic new MOB at St. Mary’s Regional Medical
Center
Completed final plans for the OB renovation at Capital Medical Center
Completed corporate re-organization that resulted in leadership changes, reporting line changes and a reduction in the corporate staff of approximately
10%
Note: All 1Q14 results are unaudited.

Company Overview
Statistical Highlights

1Q13 1Q14 Variance
Admissions 11,001 10,329 (672) -6.1%
Adjusted Admissions 22,677 21,810 (868) -3.8%
ER Visits 55,938 53,340 (2,598) -4.6%
SP ER Visits 11,171 9,035 (2,136) -19.1%
IP – Surgeries 2,413 2,199 (214) -8.9%
OP - Surgeries 5,632 5,303 (329) -5.8%
Observations 3,433 3,842 409 11.9%
One-Day Stays 2,271 1,899 372 16.4%
NR / AA $7,959 $8,368 $409 5.1%
Note: All 1Q14 results are unaudited.

Company Overview
2 Midnight Rule

4Q12 4Q13 Variance
Observations 3,471 3,864 393 11.3%
One-Day Stays 2,164 1,706 -458 -21.2%
FY 2012 FY 2013 Variance
Observations 14,061 14,339 278 2.0%
One-Day Stays 8,275 7,367 -908 -11.0%
1Q13 1Q14 Variance
Observations 3,433 3,842 409 11.9%
One-Day Stays 2,271 1,899 372 16.4%
Estimate quarterly EBITDA impact to be -$1.0 million
Note: All 1Q14 results are unaudited.

Adjusted EBITDA
* Excluding Out of Period SHOPP+Rural Floor Net Rev = $13.4m
(EBITDA $8.3m)
** Excluding one-time change in estimate for the allowance for doubtful accounts.

Adj EBITDA: EBITDA plus transaction costs + stock comp + restructuring costs + one-time change in estimate
2010
2011
2012
$625
$651
$705
*
2013
$727**
15.0%
14.6%
13.8%
Adjusted EBITDA Margin
13.1% 12.6%
$94
$97*
$95
2010 2011 2012 2013
$95
LTM 1Q14
$92
LTM 1Q14
$729**
Note: All 1Q14 results are unaudited.
Adjusted Net Revenue
Financial Performance
($ in millions)

Adjusted Admissions

Revenue Per Adjusted Admission
2011
2012
90,037
91,770
2013
90,207
$7,234
2011 2012 2013
$7,827
$8,007
1Q13 1Q13
$7,959
1Q14
$8,368
22,677
1Q14
21,810
Operating Metrics
Note: All 1Q14 results are unaudited.

Diversified Net Revenue Payor Mix
Medicare
and
Managed
Medicare
Managed
Care/Other
Self Pay
Medicaid and
Managed Medicaid
43.6%
17.2%
1.7%
37.5%
2012 Payor Mix
Medicare
and
Managed
Medicare
Managed
Care/Other
Self Pay
Medicaid and
Managed Medicaid
43.2%
16.5%
1.3%
38.9%
2013 Payor Mix

Uncompensated Care
Self-Pay Stats as % of Total
5.6%
6.0%
6.0%
2011
2012
2013
Uncompensated Care
Measures
20.3%
23.3%
21.8%
2011
2012
2013
2011
2012
2013
19.4%
20.3%
21.2%
Admissions ER Visits

5.2%
1Q13
4.5%
1Q14
1Q13
20.0%
1Q14
16.9%
22.0%
1Q13
20.1%
1Q14
Note: All 1Q14 results are unaudited.

Some shift from employment
models to managed services
combined with increases in
contract labor and benefits
2011 2012 2013
46.8%
48.2%
47.3%
Salaries and Benefits Expense
50%
49%
48%
47%
46%
45%
Supplies expense increase
consistent with increases in
orthopedic & cardiac
procedures
16.9%
16.6%
16.3%
Supplies Expense
17%
16%
15%
14%
13%
12%
2011 2012 2013
Shift from SWB to Pro Fees
and Contract Services; Hi-
Tech income recorded as
contra expense
23.8%
21.1%
24.3%
Other Operating Expenses
25%
24%
23%
22%
21%
20%
2011 2012 2013

1Q13 1Q14
47.0%
48.1%
16.7%
1Q13 1Q14
16.6%
24.7%
1Q13
25.5%
1Q14
Expense Metrics
(% of Adjusted Net Revenue)
Note: All 1Q14 results are unaudited.
*  2012 excludes Out of Period SHOPP & Rural Floor

CFFO
CapX
Operating Cash Flow & Capital Expenditures
2010 2011
$62.7
(1)
$26.1
$34.2
$43.0
2012
$33.8
$44.0
$28.4
$30.8
2013
First 9 Months
($ in millions)
2012:  $13.6m out of period cash
from prior period SHOPP and
Medicare Rural Floor settlement

$24.0
$26.3
LTM 1Q14
Note: All 1Q14 results are unaudited.
(1)  Increase due to timing of indenture payment.

49
1Q14 Early ACA Data

Preliminary Results – Data Remains Limited
Note: All 1Q14 results are unaudited.
Self-pay gross revenue down 5%
Medicaid expansion states make up 105% of the decline
ER Visits down 4.6% … self pay ER visits down 19.1% accounting for 82.2% of the
Uncompensated care down 10%
70.5% of the decline from expansion states
Uninsured discounts down 13%
92.1% of the decline from expansion states
Bad Debts Expense down 1.9%; but expansion states up slightly decline

Key Investment Highlights

Diversified Portfolio
of Well Positioned
Assets
Capitalize on
Identified and
Actionable Growth
Strategies
Geographically
Positioned to
Capitalize on Network
/ Affiliation
Opportunities
Meaningful Upside
from Healthcare
Reform
Significant Resources
Dedicated to Patient
Care Excellence
Consistent Operating
Performance
Strong Credit and
Liquidity Profile